Exhibit 99.1

Helbiz Launches E-Scooters and E-Bicycles in Ferrara, Italy

Company continues global expansion of sustainable micro-mobility fleets

FERRARA, ITALY, May 3, 2021 - Helbiz, a global leader in micro-mobility that is the business combination target of GreenVision Acquisition Corp. (Nasdaq: GRNV), today announced the launch of 200 e-scooters and 200 e-bicycles in the city of Ferrara, Italy to provide its citizens with an agile and environmentally friendly way to travel.

E- scooters and e-bicycles in Ferrara will be able to move freely within an operating area of 25 km². The vehicles can be parked in dedicated parking areas identified by the Municipality of Ferrara and are visible within the Helbiz app, which will display both types of vehicles on the same map.

The arrival in Ferrara strengthens the presence of Helbiz in Emilia Romagna, where the service is already active in Cesena, Ravenna, Parma and Modena, for a total of nearly 1,500 authorized vehicles on the road. Additionally, riders planning routes in Ferrara using the Moovit app, the world's number one app for public transportation, will be able to view and select suggested paths available with Helbiz e-scooters.

The launch of another city with an ecosystem of both e-scooters and e-bicycles, demonstrates the continued commitment by Helbiz to make intra-urban mobility complementary to public transportation options and serves as a valuable ally of municipalities to make cities more beautiful and sustainable.

To rent a Helbiz vehicle, users can simply access the free Helbiz mobile application, downloadable on Android and iOS smartphones, locate the nearest vehicle within the geo-referenced map and unlock it by scanning a QR code located on the handlebars. In addition, it is also possible to pay for rides in cash through the cash top-up feature, which generates a barcode to be shown at all affiliated points.

Rates to rent an e-scooter include a cost of 1 euro for the initial unlocking and 0.20 euro for each minute of use. In addition to the standard rates, riders can also take advantage of a flat rate through Helbiz UNLIMITED at a cost of 29.99 euros per month, which allows an unlimited number of daily rides lasting 30 minutes (at least 20 minutes apart) and access to the service from Telepass Pay with 30 minutes of free rides. Renting an e--bicycle will cost 0.20 euros for the initial release and 0.10 euros per minute afterwards.

For more information, visit:Helbiz: http://www.helbiz.com

About Helbiz

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in over 30 cities around the world including Washington, D.C., Alexandria, Arlington, Atlanta, Jacksonville, Miami, Milan, Richmond and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence and environmental mapping to optimize operations and business sustainability. Helbiz announced on February 8, 2021 it has entered into a merger agreement with GreenVision Acquisition Corp. (Nasdaq: GRNV) ("GreenVision") a SPAC, which, upon closing, will result in Helbiz becoming the first micro-mobility company listed on Nasdaq.

About GreenVision Acquisition Corp.

GreenVision Acquisition Corp. is a special purpose acquisition company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from Helbiz, Inc.’s (the “Company’s”) or GreenVision’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the stockholders of GreenVision or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to GreenVision stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and GreenVision and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in GreenVision’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its preliminary proxy statement on Schedule 14A filed on April 8, 2021. GreenVision's SEC filings are available publicly on the SEC's website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and Helbiz and speaks only as of the date on which it is made. GreenVision and Helbiz undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GreenVision has filed a preliminary proxy statement on Schedule 14A with the SEC. Additionally, GreenVision will file other relevant materials with the SEC in connection with the business combination, including a definitive proxy statement. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of GreenVision are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. GreenVision’s stockholders may also obtain a copy of the preliminary proxy statement or, once available, the definitive proxy statement, as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, New York 10019.

Participants in Solicitation

GreenVision and its directors and officers may be deemed participants in the solicitation of proxies of GreenVision’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of GreenVision’s executive officers and directors in the solicitation by reading GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the preliminary proxy statement filed with the SEC on April 8, 2021, and the definitive proxy statement and other relevant materials when they are filed with the SEC in connection with the business combination. Helbiz and its officers and directors may also be deemed participants in such solicitation in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on April 8, 2021 with the SEC, and the definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For investor and media inquiries, contact:

USA

The Blueshirt Group

Gary Dvorchak, CFA

Phone: +1 (323) 240-5796

Email: gary@blueshirtgroup.com

Agent of Change

Marcy Simon

Phone: +1 (917) 833-3392

Email: marcy@agentofchange.com

ITALY

Helbiz Investor Relations

investor.relations@helbiz.com

COMMUNICATION & MEDIA RELATIONSHIP

Davide D’Amico - tel. +39 335 7715011 email: davide.damico@helbiz.com

MY PR

tel. 0039 02 54123452

Giorgio Cattaneo - tel. +39 335 7053742 email: giorgio.cattaneo@mypr.it

Arianna Bonfioli - tel. +39 335 6111390 email: arianna.bonfioli@mypr.it

Marcella Vezzoli - tel. +39 337 1313471 email: marcella.vezzoli@mypr.it

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